UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Framark Drive

Victor, New York 14564

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 Par Value	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2022, DSS, Inc. (the “Company”) entered into a stock purchase agreement (the “AIL Subscription Agreement”) with its shareholder Alset EHome International Inc. (“AEI”), which currently owns 15.24% of the Company’s outstanding shares of common stock, pursuant to which AEI sold to the Company 877,248,065 ordinary shares, no par value per share, of Alset International Limited for a purchase price of 59,979,582 newly issued shares of the Company’s common stock. Following the closing of this transaction, AEI will own 55.52% of the Company’s outstanding shares of common stock and will be the majority shareholder of the Company.

On January 18, 2022, the Company entered into a stock purchase agreement (the “True Partners Subscription Agreement”) with AEI, pursuant to which AEI sold to the Company 100% of the shares of common stock of its wholly owned subsidiary True Partner International Limited (HK) (“TP”), and all of TP’s 62,122,908 ordinary shares of True Partner Capital Holding Limited, for a purchase price of 11,397,080 newly issued shares of the Company’s common stock.

These transaction are with AEI, a related party. Mr. Heng Fai Ambrose Chan is the largest beneficial shareholder of AEI and the Chairman of both AEI and DSS.

The closings of these transactions is subject to approval of the NYSE and the Company’s stockholders.

The foregoing summary of the AEI Subscription Agreement and the True Partners Subscription Agreement are qualified in their entirety by reference to the full text of the AEI Subscription Agreement and the True Partners Subscription Agreement, a copy of each is filed herewith as Exhibit 10.1 and Exhibit 10.2 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On January 19, 2022 the Company issued a press release announcing its entry into the AIL Subscription Agreement and True Partners Subscription Agreement. A copy of this press release is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
10.1	Stock Purchase Agreement with DSS, Inc.
10.2	Stock Purchase Agreement with DSS, Inc.
99.1	Press Release January 19, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

January 19, 2022	By:	/s/ Jason Grady
	Name:	Jason Grady
	Title:	Chief Operative Officer